EXHIBIT 4.05

Common                                       Common

THIS CERTIFICATE IS
TRANSFERABLE IN
BOSTON AND NEW YORK                          Shares


                                             -----------------------------------
Number
                                             See reverse for certain definitions

FDU



                                        Incorporated
                                        under the laws of
               THE TRAVELERS INC.       the State of Delaware    TheTravelers

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               This certifies that
                                                               CUSIP 894190 10 7
THE TRAVELERS INC.
  INCORPORATED
      1988
    DELAWARE   is the owner of
       *
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               fully paid and non-assessable shares of the common stock of
               The Travelers Inc., transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certifi-cate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorpo-ration, as amended, and of the By-Laws, as amended, copies of which are on file in the office of the Transfer Agent, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
               Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.


                                                  Dated:

          COUNTERSIGNED AND REGISTERED:
               THE FIRST NATIONAL BANK OF BOSTON
                         TRANSFER AGENT
                         AND REGISTRAR

          BY


          AUTHORIZED SIGNATURE     Secretary           Chairman of the Board

THE TRAVELERS INC.

     A statement of the designations, voting powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions of such preferences and rights of each class of stock which the Company is authorized to issue is set forth in Article FOURTH of the Certificate of Incorporation, as amended, of the Company, copies of which Article may be obtained, without charge, from the office of the Company or from the office of the Transfer Agent.

     Keep this certificate in a safe place. If it be lost, stolen or destroyed the Company will require a bond of indemnity as a condition to the issuance of a replacement certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full accord-ing to applicable laws or regulations:

TEN COM-as tenants in common            UNIF GIFT MIN ACT-. . . Custodian. . . .
TEN ENT-as tenants by the entireties                      (Cust)         (Minor)
JT TEN-as joint tenants with right of             under Uniform Gift to Minors
  survivorship and not as tenants in common       Act. . . . . . . . . . . . . .
Additional abbreviations may also be used though                 (State)
  not in the above list.

For value received
the undersigned
hereby sell, assign
and transfer unto

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Please print or typewrite name and address including postal zip code of assign-
ee.



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Please insert social security or other identifying number of assignee.

                                                                          Shares
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of the capital stock
represented by the within
Certificate, and do hereby
irrevocably constitute
and appoint
                                                                        Attorney
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to transfer the said
stock on the books
of the within named
Company with full power
of substitution in
the premises.

Dated

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X

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Notice:  The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.